                                                                  EXECUTION COPY

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                                ATS MEDICAL, INC.

                                       and

            WELLS FARGO BANK, NATIONAL ASSOCIATION, as Warrant Agent

                                as defined herein

                             WARRANT AGENT AGREEMENT

                           Dated as of October 7, 2005

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
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.   APPOINTMENT OF WARRANT AGENT................................     1

SECTION 2.   WARRANT CERTIFICATES........................................     1

SECTION 3.   EXECUTION OF WARRANT CERTIFICATES...........................     1

SECTION 4.   REGISTRATION................................................     2

SECTION 5.   REGISTRATION OF TRANSFERS AND EXCHANGES.....................     2

SECTION 6.   TERMS AND EXERCISE OF WARRANTS..............................     3

SECTION 7.   RESERVATION OF WARRANT SHARES...............................     3

SECTION 8.   NOTICES TO WARRANT AGENT....................................     3

SECTION 9.   MERGER, CONSOLIDATION OR CHANGE OF NAME
             OF WARRANT AGENT............................................     3

SECTION 10.  WARRANT AGENT...............................................     4

SECTION 11.  CHANGE OF WARRANT AGENT.....................................     6

SECTION 12.  NOTICES TO COMPANY AND WARRANT AGENT........................     7

SECTION 13.  SUPPLEMENTS AND AMENDMENTS..................................     7

SECTION 14.  SUCCESSORS..................................................     8

SECTION 15.  TERMINATION.................................................     8

SECTION 16.  GOVERNING LAW AND JURISDICTION..............................     8

SECTION 17.  BENEFITS OF THIS AGREEMENT..................................     8

SECTION 18.  COUNTERPARTS................................................     9

SECTION 19.  CONFLICTING TERMS...........................................     9

                                    EXHIBITS

Exhibit A............................................Form of Warrant Certificate

                             WARRANT AGENT AGREEMENT

     WARRANT AGENT AGREEMENT dated as of October 7, 2005 between ATS Medical, Inc., a Minnesota corporation (the "Company"), and Wells Fargo Bank, National Association, a national banking association, as Warrant Agent (the "Warrant Agent").

     WHEREAS, the Company has entered into a Securities Purchase Agreement dated as of October 6, 2005 (the "Securities Purchase Agreement") by and between the Company and the buyers listed in Exhibit A to the Securities Purchase Agreement pursuant to which the Company proposes to issue warrants to purchase common stock of the Company, as hereinafter described (the "Warrants"), which in the aggregate initially entitle the holders thereof to purchase up to 1,425,000 shares of Common Stock of the Company (the "Common Stock" and with the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"). Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Warrant Certificate (as defined below).

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the transfer, exchange and exercise of Warrants and other matters as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. APPOINTMENT OF WARRANT AGENT. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agent(s) as it may deem necessary or desirable upon ten (10) days' prior written notice to the Warrant Agent. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Warrant Agent(s).

     SECTION 2. WARRANT CERTIFICATES. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto. The Warrant Certificates are hereby made a part of this Agreement and the terms and conditions set forth therein are hereby incorporated herein.

     SECTION 3. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chief Executive Officer, Chief Financial Officer, President, or a Vice President and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chief Executive Officer, Chief Financial Officer, President, or a Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be transferred or disposed of he or she shall have ceased to hold such office.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall be transferred or disposed of by the Company, such Warrant Certificates nevertheless may be transferred or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agent Agreement any such person was not such officer.

     Each Warrant Certificate shall be dated as of the Closing Date or Option Closing Date (as defined in the Securities Purchase Agreement), as the case may be, at which the related Warrant is purchased by a Buyer under the Securities Purchase Agreement.

     SECTION 4. REGISTRATION.

     The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     SECTION 5. REGISTRATION OF TRANSFERS AND EXCHANGES. The Warrant Agent shall from time to time, subject to the limitations and on the terms and conditions set forth in the Warrant Certificates, register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent in its customary manner.

     Subject to the terms of the Warrant Certificates, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its principal corporate trust office, which is currently located at the address listed in Section 12 hereof, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by such Warrant Agent in its customary manner.

     The Warrant Agent is hereby authorized to transfer, in accordance with the provisions of this Section 5, the new Warrant Certificates required pursuant to the provisions of this Section 5.

     SECTION 6. TERMS AND EXERCISE OF WARRANTS. A Warrant may be exercised, subject to the terms and conditions therein, upon surrender to the Company at the principal corporate trust office of the Warrant Agent, which is currently located at the address listed in Section 12 hereof.

     The Warrant Agent may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in its customary manner. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

     The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its corporate trust office, which is currently located at the address listed in Section 12 hereof.

     SECTION 7. RESERVATION OF WARRANT SHARES. The Warrant Agent shall have no duty to verify availability of any shares of Common Stock set aside pursuant to
Section 4(b) of the Warrant Certificates. The Company will keep a copy of this Agreement on file with the Transfer Agent (used hereinafter as such term is defined in the Warrant Certificates) and with every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 2 of the Warrant Certificates. The Company will furnish such Transfer Agent a copy of all notices filed with the Warrant Agent pursuant to Section 8 hereof.

     SECTION 8. NOTICES TO WARRANT AGENT. The Company shall cause to be filed with the Warrant Agent a copy of every notice or other communication sent to the registered holders of the Warrant Certificates pursuant to the Warrant Certificates promptly upon delivery of any such notice or communication to the registered holders of the Warrant Certificates.

     SECTION 9. MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust or agency business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 11 of this Agreement.

     SECTION 10. WARRANT AGENT. The Warrant Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

     (c) The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel. The Warrant Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     (d) In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and conforming to the requirements of this Agreement. The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (e) The Company agrees to pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent in the administration and execution of this Agreement as the Company and the Warrant Agent shall agree in writing and to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (including reasonable fees and expenses of its counsel) and to indemnify the Warrant Agent (and any predecessor Warrant Agent) and save it harmless against any and all claims (whether asserted by the Company, a holder or any other person), damages, losses, expenses (including taxes other than taxes based on the income of the Warrant Agent), liabilities, including judgments, costs and reasonable counsel fees and expenses, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or willful misconduct. The provisions of this Section 10(e) shall survive the expiration of the Warrants and the termination of this Agreement.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

     (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or willful misconduct. The Warrant Agent shall not be liable for any error of judgment made in good faith by it, unless it shall be proved that the Warrant Agent was negligent in ascertaining the pertinent facts. Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of the loss or damage and regardless of the form of the action.

     (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

     (j) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     (k) Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (l) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights.

     (m) In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of the election attached hereto unless the Warrant Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

     SECTION 11. CHANGE OF WARRANT AGENT. The Warrant Agent may at any time resign as Warrant Agent upon written notice to the Company. If the Warrant Agent shall resign or become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate or the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. If a Successor Warrant Agent shall not have been appointed within thirty (30) days of such removal, the Company may appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after the expiration of the thirty (30) day period during which the holders of a majority of the unexercised Warrants could appoint a successor Warrant Agent, then the registered holder of any Warrant Certificate or the Warrant Agent may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent, upon payment of all fees and expenses due it and its agents and counsel, shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 11, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

     SECTION 12. NOTICES TO COMPANY AND WARRANT AGENT. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

          ATS Medical, Inc.
          3905 Annapolis Lane, Suite 105
          Minneapolis, Minnesota 55447
          Telephone: (763) 553-7736
          Facsimile: (763) 557-2244
          Attention: Mr. John R. Judd
          Title: Chief Financial Officer

     In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal corporate trust office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

          Wells Fargo Bank, National Association
          Sixth and Marquette, MAC N9303-120
          Minneapolis, MN 55979
          Telephone: (612) 316-1445
          Facsimile: (612) 667-9825
          Attention: Corporate Trust Services
          Reference: ATS Medical Warrants

     SECTION 13. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 13, the Warrant Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment which alters the rights or duties of the Warrant Agent. The Company and the Warrant Agent may amend any provision herein with the consent of the holders of a majority of the unexercised Warrants.

     SECTION 14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 15. TERMINATION. This Agreement will terminate on the date as of which all Warrants have either been exercised or expired without exercise. The provisions of Sections 10 and 15 hereof shall survive such termination.

     SECTION 16. GOVERNING LAW AND JURISDICTION. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be construed in accordance with the internal laws of the State of Minnesota without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Minnesota. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Minneapolis, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     SECTION 17. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 19. CONFLICTING TERMS. In the event of any inconsistency or conflict between the Warrants and this Agreement, the terms, conditions and provisions of the Warrants shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        "COMPANY"

                                        ATS MEDICAL, INC.


                                        By:   /s/ John R. Judd
                                            ------------------------------------
                                        Its:  Chief Financial Officer
                                             -----------------------------------


                                        "WARRANT AGENT"

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Warrant Agent


                                        By:   /s/ Timothy P. Mowdy
                                            ------------------------------------
                                        Its:  Vice President
                                             -----------------------------------

                      EXHIBIT A TO WARRANT AGENT AGREEMENT

                                 FORM OF WARRANT

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH RESTRICTED WARRANT:]

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

                                ATS MEDICAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: __________                             Number of Shares: __________
CUSIP No.: __________                                  (subject to adjustment)

Date of Issuance: October 7, 2005

     ATS Medical, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ________________, the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time or times on or after the date hereof, but not after 5:00 p.m., Eastern Standard Time, on the Expiration Date (as defined below), _________________ fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price per share provided in Section 1(c) of this Warrant, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement dated as of October 6, 2005, by and between the Company and the parties listed on the Schedule of Buyers attached thereto as Exhibit A (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the "Securities Purchase Agreement").

     This Warrant (as defined below) is one of a series of Warrants issued in connection with the transactions described in (i) the Securities Purchase Agreement and (ii) certain other related documents and agreements including, without limitation, the Transaction Documents (as defined in the Securities Purchase Agreement). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Transaction Documents. The Warrants are issued under and pursuant to a Warrant Agent Agreement dated as of October 7, 2005 (herein called the "Warrant Agent Agreement"), between the Company and Wells Fargo Bank, National Association (herein called the "Warrant Agent").

     SECTION 1. DEFINITIONS. The following terms as used in this warrant shall have the following meanings:

     (a) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are required by law to remain closed.

     (b) "Common Stock" means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

     (c) "Exercise Price" shall be equal to $4.40, subject to further adjustment as hereinafter provided.

     (d) "Expiration Date" means October 15, 2010 or, if such date does not fall on a Business Day or on a Trading Day, then the next Business Day.

     (e) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.

     (f) "Principal Market" means The Nasdaq National Market ("NASDAQ") or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

     (g) "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of October 7, 2005, among the Company, Piper Jaffray & Co. and the initial purchasers of the Notes and the Warrants as such agreement may be amended, supplemented and modified from time to time in a writing signed by all of the signatories thereto.

     (h) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (i) "Shelf Registration Statement" means the Shelf Registration Statement contemplated by the Registration Rights Agreement.

     (i) "Trading Day" shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.

     (j) "Warrant" means this Warrant and the other warrants to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

     (k) "Warrant Shares" means all shares of Common Stock issuable upon exercise of the Warrants.

     SECTION 2. EXERCISE OF WARRANT.

     (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 5:00 p.m., Eastern Time, on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto or a reasonable facsimile thereof (the "Exercise Notice"), to the Company AT THE PRINCIPAL CORPORATE TRUST OFFICE OF THE WARRANT AGENT AND TO the Company's designated transfer agent (the "Transfer Agent"), of such holder's election to exercise all or a portion of this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Warrant Agent of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or delivery of a certified check or bank draft payable to the order of the Warrant Agent or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate trust office of the Warrant Agent and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Warrant Agent as soon as practicable following delivery of the Exercise Notice (OR AN INDEMNIFICATION UNDERTAKING OR OTHER FORM OF SECURITY REASONABLY SATISFACTORY TO THE COMPANY WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION, or an affidavit of lost Warrant, in accordance with Section 11); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall use its best efforts on or before the third Business Day, BUT IN NO EVENT LATER THAN THE FIFTH BUSINESS DAY (THE "WARRANT SHARE DELIVERY DATE") following the date of receipt by the Warrant Agent of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (OR AN INDEMNIFICATION UNDERTAKING OR OTHER FORM OF SECURITY REASONABLY SATISFACTORY TO THE COMPANY WITH RESPECT TO THIS WARRANT IN THE CASE OF ITS LOSS, THEFT OR DESTRUCTION, or an affidavit of lost Warrant, in accordance with Section 11) (the "Exercise Delivery Documents"), (A) in the case of a public resale of such Warrant Shares, at the holder's request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system or
(B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery OF THIS WARRANT AS REQUIRED BY CLAUSE (III) ABOVE OR the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or arithmetic calculation to the holder via facsimile within two (2) Business Days after receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Exercise Price or arithmetic calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price (as defined in Section 9(f) of this Warrant) to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time it receives the disputed determination or calculation. Such investment banking firm's or auditor's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company.

     (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable but in no event later than five (5) Business Days after any exercise (THE "WARRANT DELIVERY DATE") AND at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

     (c) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, there shall be paid to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(c) of this Warrant, the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or if not listed on a Principal Market, then as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (d) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's or its designee's balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to Section 2(b) of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected and each day after the Warrant Delivery Date if such Warrant is not delivered, as the case may be, an amount equal to one-half percent (0.5%) per month multiplied by the sum of (I) the product of the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and the Closing Price of the Common Stock on the Warrant Share Delivery Date and (II) the product of the number of shares of Common Stock issuable upon exercise of any Warrant not delivered on or prior to the Warrant Delivery Date and to which such holder is entitled and the Closing Price of the Common Stock, on the Warrant Delivery Date, provided that if the Common Stock is not listed on a Principal Market, then the Closing Price shall be as determined in good faith by a majority of the Company's Board of Directors, whose determination shall be final, binding and conclusive.

     (e) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant as to all or a portion of the Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

               Net Number = (A x B) - (A x C)
                            -----------------
                                    B

     For purposes of the foregoing formula:

          A= the total number of shares with respect to which this Warrant is then being exercised.

          B= the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

          C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

     (f) [INCLUDE THE FOLLOWING PARAGRAPH ONLY IF HOLDER HAS ELECTED TO BE GOVERNED BY SECTION 2(k)(A) OF THE SECURITIES PURCHASE AGREEMENT:] [The registered holder hereby agrees that in no event will it exercise any of the Warrants in excess of the number of such Warrants upon the exercise of which (x) the number of shares of Common Stock beneficially owned by such holder (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on exercise analogous to the limitation contained in this Section 2(f)) plus (y) the number of shares of Common Stock issuable upon the exercise of such Warrants, would be equal to or exceed 9.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such exercise), it being the intent of the Company and the holder that the holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the limitation contained in this
Section 2(f) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the registered holder's determination of whether the Warrants are exercisable pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Exercise Notice by the holder shall be deemed to be the holder's representation that the Warrants specified therein are exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise the Warrants at such time as the exercise thereof will not violate the provisions of this Section 2(f).]

     [INCLUDE THE FOLLOWING PARAGRAPH ONLY IF HOLDER HAS ELECTED TO BE GOVERNED BY SECTION 2(k)(B) OF THE SECURITIES PURCHASE AGREEMENT:] [The registered holder hereby agrees that in no event will it exercise any of the Warrants in excess of the number of such Warrants upon the exercise of which (x) the number of shares of Common Stock beneficially owned by such holder (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on exercise analogous to the limitation contained in this Section 2(f)) plus (y) the number of shares of Common Stock issuable upon the exercise of such Warrants, would be equal to or exceed 4.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such exercise), it being the intent of the Company and the holder of Warrants that the holder not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the limitation contained in this Section 2(f) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the registered holder's determination of whether the Warrants are exercisable pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Exercise Notice by the holder shall be deemed to be the holder's representation that the Warrants specified therein are exercisable pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise the Warrants at such time as the exercise thereof will not violate the provisions of this Section 2(f).]

     SECTION 3. DATE; DURATION. The date of this Warrant is October 7, 2005 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect at 5:00 pm, Eastern Standard Time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(c) of this Warrant shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     SECTION 4. COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

     (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all preemptive and similar rights and all taxes, liens and charges created by or through the

Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     (b) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on conversions or exercise.

     (c) Listing. The Company shall promptly use reasonable best efforts to secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall use reasonable best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock issuable from time to time upon the exercise of this Warrant; and the Company shall use reasonable best efforts to list on the Principal Market or automated quotation system, as the case may be, and shall use reasonable best efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such Principal Market or automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(c).

     (d) Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation and available for the purpose of issue upon such exercise.

     (e) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company's assets or other similar transactions.

     SECTION 5. TAXES.

     (a) The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     (b) Notwithstanding any other provision of this Warrant or any other Transaction Document, for income tax purposes, any assignee or transferee shall agree that the Company and the Company's Transfer Agent shall be permitted to withhold from any amounts payable to such assignee or transferee any taxes required by law to be withheld from such amounts. Unless exempt from the obligation to do so, each assignee or transferee shall execute and deliver to the Company or the Transfer Agent, as applicable, a properly completed Form W-8 or W-9, indicating that such assignee or transferee is not subject to back-up withholding for United States Federal income tax purposes. Each assignee or transferee that does not deliver such a form pursuant to the preceding sentence shall have the burden of proving to the Company's reasonable satisfaction that it is exempt from such requirement.

     SECTION 6. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, prior to the exercise of the warrants represented hereby, the holder of this warrant shall not be entitled, as such, to any rights of a shareholder of the company, including, without limitation, the right to vote or to consent to any action of the shareholders of the company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders of the company, and shall not be entitled to receive any notice of any proceedings of the company. In addition, nothing contained in this warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this warrant or otherwise) or as a shareholder of the company, whether such liabilities are asserted by the company or by creditors of the company.

     SECTION 7. COMPLIANCE WITH SECURITIES LAWS.

     (a) The holder of this Warrant, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.

     (b) This Warrant and all the Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws or any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE

     SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

     The legend set forth above shall be removed and the Company shall direct the Agent (in the case of Warrants) to issue a new Warrant or Warrant(s) of like tenor and exercisable for the same number of Warrant Shares, or the Transfer Agent (in the case of Warrant Shares) to issue a certificate or certificates representing Warrant Shares, as appropriate, without such legends to the holder of the Warrant(s) or Warrant Shares upon which they are stamped, (i) if such Warrant(s) or Warrant Shares are registered for resale under the Securities Act and are transferred or sold pursuant to such registration, (ii) if, pursuant to a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Warrant(s) or Warrant Shares may be made without registration under the Securities Act, or (iii) if the holder of the Securities has not been an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) during the preceding three (3) months, upon expiration of the two- (2) year period under Rule 144(k) promulgated under the Securities Act (or any successor rule). In the event Rule 144(k) (or any successor rule) is amended to change the two- (2) year or three- (3) month periods, the reference(s) in the preceding sentence shall be deemed to be a reference to such changed period(s), provided that such change shall not become effective if it is otherwise prohibited by, or would otherwise cause a violation of, the then applicable federal securities laws. The Company shall not require such opinion of counsel for the sale of Warrant(s) or Warrant Shares in accordance with Rule 144 of the Securities Act, provided the seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144. Notwithstanding the foregoing, the Company agrees that it will issue stock certificates representing Warrant Shares without the legends shown above in this Section 7(b) if, at the time of such issuance, (i) such Shares are registered for resale under the Securities Act pursuant to an effective registration statement filed by the Company, and (ii) the holder to whom such Shares are to be issued has provided representations to the Company, in a form reasonably acceptable to the Company, to the effect that such Shares will only be sold either in accordance with the requirements for sale pursuant to such registration statement, including the prospectus delivery requirement, or in accordance with the provisions of Rule 144.

     SECTION 8. OWNERSHIP AND TRANSFER.

     (a) The Company shall cause the Warrant Agent to maintain at its principal corporate trust office (or such office or agency of the Company as the Company may designate by notice to the holder hereof), a register for this Warrant (the "Warrant Register"), in which the Warrant Agent shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

     (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder hereof without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate trust office of the Warrant Agent (or such office or agency of the Company as the Company may designate in writing to the holder hereof).

     (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement. The Warrant Shares shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees and shall agree to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

     SECTION 9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE. The Exercise Price, the number of Warrant Shares issuable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

     (a) In case the Company shall hereafter pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 9(f) of this Warrant) fixed for such determination and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (c) In case the Company shall issue rights or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 9(f) of this Warrant) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business on the date after such Record Date by a fraction (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price and (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Company's Board of Directors.

     (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 9(a) of this Warrant applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 9(c) of this Warrant and (2) dividends and distributions paid exclusively in cash (except as set forth in Sections 9(e) and 9(f) of this Warrant (the foregoing hereinafter in this Section 9(d) called the "Securities")), unless the Company elects to reserve such Securities for distribution to the holders upon exercise of the Warrants so that any such holder converting Warrants will receive upon such exercise, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had exercised its Warrants into Common Stock immediately prior to the Record Date for such distribution of the Securities, then, in each such case, the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction (i) the numerator of which shall be the Current Market Price (as defined in Section 9(f) of this Warrant) on such date less the fair market value (as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive) on such date of the portion of the Securities so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Record Date) and (ii) the denominator of which shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as determined in good faith by the Company's Board of Directors, whose determination shall be conclusive) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon conversion of a Warrant (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Warrant (or portion thereof) immediately prior to such Record Date.

     In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared. If the Company's Board of Directors determines the fair market value of any distribution for purposes of this Section 9(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 9(f) of this Warrant to the extent possible, unless the Company's Board of Directors determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the holders.

     In the event that the Company implements a shareholder rights plan, such rights plan shall provide that upon exercise of the Warrants the holders will receive, in addition to the Common Stock issuable upon such exercise, the rights issued under such rights plan (as if the holder had exercised the Warrant prior to implementing the rights plan and notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of exercise). Any distribution of rights or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 9(d).

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 9(d) (and no adjustment to the Exercise Price under this Section 9(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Exercise Price under this Section 9(d), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of

Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Exercise Price shall be readjusted as if such rights and warrants had never been issued.

     For purposes of this Section 9(d) and Sections 9(a) and (c) of this Warrant, any dividend or distribution to which this Section 9(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 9(a) or (c) of this Warrant applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 9(c) of this Warrant applies (and any Exercise Price reduction required by this Section 9(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Sections 9(a) and (c) of this Warrant with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "Record Date fixed for such determination" and "Record Date" within the meaning of Section 9(a) of this Warrant and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of
Section 9(c) of this Warrant and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 9(a) of this Warrant.

     (e) Subject to the provisions of Section 9(i), in case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 10 of this Warrant applies or as part of a distribution referred to in Section 9(d) of this Warrant), the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the amount of such cash distributed to all holders of its Common Stock, and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon exercise of a Warrant (or any portion thereof) the amount of cash such holder would have received had such holder exercised such Warrant (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

     (f) For purposes of this Section 9, the following terms shall have the meanings indicated:

          (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such National Market or Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, whose determination shall be conclusive.

          (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 9(a), (b), (c), (d) or (e) of this Warrant occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to
Section 9(a), (b), (c), (d) or (e) of this Warrant occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Company's Board of Directors in a manner consistent with any determination of such value for purposes of Section 9(d) of this Warrant, whose determination shall be conclusive) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective. Notwithstanding the foregoing, whenever successive adjustments to the Exercise Price are called for pursuant to this
Section 9, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 9 and to avoid unjust or inequitable results as determined in good faith by the Company's Board of Directors.

          (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

          (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Company's Board of Directors or by statute, contract or otherwise).

     (g) The Company may make such reductions in the Exercise Price, in addition to those required by Section 9(a), (b), (c), (d) or (e) of this Warrant, as the Company's Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     (h) To the extent permitted by applicable law, the Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during such period and the Company's Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail or cause to be mailed to the holder of each Warrant at his last address in the Warrant Register a notice of the reduction at least five (5) days prior to the date the reduced Exercise Price is to take effect, and such notice shall state the reduced Exercise Price and the period during which it will be in effect.

     (i) No adjustment in the Exercise Price shall be required under this
Section 9 unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.

     (j) Notice to Holders of Warrants Prior to Certain Actions. In case:

          (1) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or

          (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (3) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change from par value to no par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale and transfer of all or substantially all of the assets of the Company; or

          (4) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at his last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

     (k) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(c) of this Warrant.

     (l) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (m) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(m) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(k) of this Warrant).

     SECTION 10. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a "Statutory Exchange"), or
(iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall issue a replacement Warrant providing that such Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of such Warrants (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 10, the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such replacement Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in
Section 9 of this Warrant. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock shall include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such replacement Warrant shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holder of the Warrants as the Company's Board of Directors shall reasonably consider necessary by reason of the foregoing. The Exercise Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the Exercise Price immediately prior to such event.

     The Company shall mail or cause to be mailed such replacement Warrant to each holder of Warrants, at such holder's address appearing in the Warrant Register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such replacement Warrant.

     The above provisions of this Section 10 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 10 applies to any event or occurrence, Section 9 of this Warrant shall not apply.

     SECTION 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant's Warrant and of the ownership thereof. Upon the issuance of any replacement Warrant, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     SECTION 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; or (iii) one
(1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. If notice is to be sent to the Company, the holder shall use its reasonable best efforts to provide additional copies to the individuals listed below; provided, however, that the failure of such holder to send such additional copies shall in no way limit the effectiveness of any notice sent to the Company as provided for below. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                         ATS Medical, Inc.
                         3905 Annapolis Lane, Suite 105
                         Minneapolis, Minnesota 55447
                         Telephone: (763) 553-7736
                         Facsimile: (763) 557-2244
                         Attention: Mr. John R. Judd

               with a copy to:

                         Dorsey & Whitney LLP
                         50 South Sixth Street, Suite 1500
                         Minneapolis, Minnesota 55402
                         Telephone: (612) 340-2600
                         Facsimile: (612) 340-2868
                         Attention: Timothy S. Hearn, Esq.

               If to the Transfer Agent:

                         Wells Fargo Bank, National Association
                         Shareowner Services
                         161 North Concord Exchange Street
                         South St. Paul, MN 55075
                         Telephone: (800) 468-9716

               If to the Warrant Agent:

                         Wells Fargo Bank, National Association
                         Sixth and Marquette, MAC N9303-120
                         Minneapolis, MN 55479
                         Telephone: (612) 316-1445
                         Facsimile: (612) 667-9825
                         Attention: Corporate Trust Services

     If to a holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such holder's representatives as set forth on such Schedule of Buyers, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     SECTION 13. AMENDMENTS. This Warrant and any term hereof may be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and the holder of such Warrant; provided, however that
Section 2(d) of the Warrant may be waived only by an instrument in writing signed by the Company and all holders of Warrant Shares. Such amendment, change, waiver, discharge or termination shall be binding on the Company and all of the Warrant holder's assignees and transferees. No waivers of any term, condition or provision of this Warrant in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

     SECTION 14. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     SECTION 15. DESCRIPTIVE HEADINGS. The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of day and year first above written.

                                        "COMPANY"

                                        ATS MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                              EXHIBIT A TO WARRANT

                             FORM OF EXERCISE NOTICE

     The undersigned holder hereby exercises the right to purchase ______________ shares of Common Stock ("Warrant Shares") of ATS Medical, Inc., a Minnesota corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The holder intends that payment of the Exercise Price shall be made as:

          _____     "Cash Exercise" with respect to ________ Warrant Shares;
                    and/or

          _____ "Cashless Exercise" with respect to ______ Warrant Shares (to the extent permitted by the terms of the Warrant).

     2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The holder of this warrant has sold or will sell the shares of common stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.

     4. Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.

Date: _______________, ____


-------------------------------------   ----------------------------------------
Name of Registered Holder               Tax ID of Registered Holder
                                        (if applicable)


By:
    ---------------------------------
Its:
     --------------------------------

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Exercise Notice and hereby directs Wells Fargo Bank, National Association, as registrar and transfer agent for the Company (the "Transfer Agent"), to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated October 7, 2005 from the Company and acknowledged and agreed to by the Transfer Agent.

                                        ATS MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                              EXHIBIT B TO WARRANT

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of ATS Medical, Inc., a Minnesota corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:          , 200
       ---------     -

                                        ----------------------------------------


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        Taxpayer I.D. No. or Soc. Sec. No:

                                        ----------------------------------------
                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

Name in which new Warrant(s) should be registered:
Right to Purchase No. of Shares of Common Stock:
                                                 --------------
Name:
      ---------------------------------------------------------
Taxpayer I.D. No. or Soc. Sec. No:
                                   ----------------------------
Address:
         ------------------------------------------------------

---------------------------------------------------------------

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     The balance of the attached Warrant not so transferred shall be returned to the transferor in the form of a new Warrant reflecting such reduced amount.


                                       B-1